                                                                   Exhibit 3.A


                                       Filed this 27th day of
                                                 ------       ----------
                                                    April           , 1977
                                            ------------------------    --
APPLICANT'S ACC'T NO.                   Commonwealth of Pennsylvania
                                        Department of State
DSCB: BCL-805 (Rev. 8-72)

                        ---------------------------
Filing Fee: $40             (Line for numbering)
AB-2                      140599
                                                 /s/ C. DeLores Tucker

                                                 Secretary of the Commonwealth


Articles of                 COMMONWEALTH OF PENNSYLVANIA
Amendment--                      DEPARTMENT OF STATE
Domestic Business Corporation    CORPORATION BUREAU


     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S)1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

                         P. H. GLATFELTER COMPANY
- ------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

- ------------------------------------------------------------------------------
        (Number)                                           (Street)

Spring Grove                                  Pennsylvania        17362
- ------------------------------------------------------------------------------
        (City)                                                 (Zip Code)

3. The statute by or under which it was incorporated is:

             Act of April 29, 1874    P.L. 73
- ------------------------------------------------------------------------------

4. The date of its incorporation is:       December 16, 1905
                                      ----------------------------------------

5. (Check, and if appropriate, complete one of the following):

   [x] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

   Time: The     27th    day of     April    , 1977.
             -----------        -------------    --

   Place: Principal offices of P.H. Glatfelter Company, Spring Grove, Pa. 1736
          --------------------------------------------------------------------

   Kind and period of notice  Written notice mailed on March 16, 1977,
                              ------------------------------------------------
  42 days prior to the annual meeting.
  ----------------------------------------------------------------------------

   [_] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a) The total number of shares outstanding was:

   Common - 1,951,525 shares; 4-1/2% Cumulative Preferred Stock - 6,467 shares
  ----------------------------------------------------------------------------
    4-5/8% Cumulative Preferred Stock, Series of 1955 - 20,256 shares

   (b) The number of shares entitled to vote was:

    1,951,525 shares of Common Stock
  ----------------------------------------------------------------------------



M. BURR KEIM COMPANY, PHILADELPHIA

7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:

       1,673,363 shares of Common Stock
- -------------------------------------------------------------------------------

   (b) The number of shares voted against the amendment was:
          1,684 shares of Common Stock
- -------------------------------------------------------------------------------
8. The amendment adopted by the shareholders, set forth in full, is as follows:

   See Exhibit "A" attached hereto and made part hereof.




     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 27th day of April, 1977.
     ----         -----    --

                                       P. H. Glatfelter Company
                                       -----------------------------------
                                            (NAME OF CORPORATION)
Attest:

 /s/ Signature Appears Here         By:  /s/ Signature Appears Here
- --------------------------------       -----------------------------------
          (SIGNATURE)                          (SIGNATURE)

      Secretary                        President
- --------------------------------       -----------------------------------
(TITLE: SECRETARY, ASSISTANT           (TITLE: PRESIDENT,VICE PRESIDENT,
SECRETARY, ETC.)                       ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

    A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
       Name) or Form DSCB:17.3 (Consent to use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

    B. Any necessary governmental approvals shall accompany this form.

    C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

    D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

    E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

    F. BCL (S)807 (15 P.S. (S)1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

- -------------------------------------------------------------------------------

                                  EXHIBIT A

     RESOLVED that P.H. Glatfelter Company, pursuant to the provisions of
Section 801 of the Pennsylvania Business Corporation Law, approved May 5, 1933, as amended, hereby amends and restates its Articles of Incorporation, as amended, in their entirety so that the same shall read in full as follows:

                          P. H. GLATFELTER COMPANY

                          ARTICLES OF INCORPORATION

     1. The name of the corporation is

                          P. H. GLATFELTER COMPANY

     2. The location and post office address of its registered office in this Commonwealth is Spring Grove, York County, Pennsylvania.

     3. the purpose or purposes for which the corporation is organized are to acquire by purchase, or otherwise, own, buy, sell and deal in standing timber lands, and to buy, cut, haul, drive and sell timber and logs, and to saw and otherwise work the same, and to buy, manufacture and sell lumber, bark, wood, pulp and all products made therefrom; to manufacture, produce, purchases, sell and deal in any and all kinds of papers, and in all ingredients, products and compounds thereof, and in any and all materials that now are or hereafter may be used in or in connection with such manufacture, including the manufacture of wood pulp and any other fibre; and to engage in, and to do, any other lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania, including, but not limited to, manufacturing, processing, owing, using and dealing in personal property of every class and description, engaging in research and development, furnishing services, and acquiring, owning, using and disposing of real property of any nature whatsoever.

     4. The term for which the corporation is to exist is perpetual.

     5. The aggregate number of shares which the corporation (hereinafter referred to as the "Company") has authority to issue is 8,068,000 shares divided into two classes consisting of (a) 68,000 shares of Preferred Stock of the par value of $50 each; and (b) 8,000,000 shares of Common Stock of the par value of $2.50 each. Each share of Common Stock of the par value of $5.00 which is issued and outstanding when this provision becomes effective, including each share owned by the Company, shall be reclassified as two fully paid and non-assessable shares of Common Stock of the par value of $2.50 each, which shall be included in the 8,000,000 shares of Common Stock herein authorized.

     The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the classes of stock of the Company which are fixed by the Articles of Incorporation, and the express grant of authority to the Board of Directors of the Company (hereinafter referred to as the "Board of Directors") to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the shares of Preferred Stock, which are not fixed by the Articles of Incorporation, are as follows:

                               PREFERRED STOCK

     1. The Preferred Stock may be issued at any time or from time to time in any amount, not exceeding in the aggregate the total number of shares of Preferred Stock hereinabove authorized, as Preferred Stock of one or more series, as hereinafter provided, and for such lawful consideration as shall be fixed from time to time by the Board of Directors. All shares of any one series of

Preferred Stock shall be alike in every particular, each series of Preferred Stock shall be distinctively designated by letter or descriptive words, and all series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of Section 2 of this Article.

     2. To the extent that this Article does not establish series of Preferred Stock and fix and determine the variations in the relative rights and preferences as between series, authority is hereby expressly granted to and vested in the Board of Directors at any time, or from time to time, to authorize the issue of Preferred Stock as Preferred Stock of one or more series and, in connection with the creation of each such series, to fix by resolution or resolutions providing for the issue of shares thereof the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by the laws of the Commonwealth of Pennsylvania, in respect of the matters set forth in the following subdivisions (a) to (g), inclusive:

        (a) The designation of such series;

        (b) The dividend rate of such series;

        (c) The price at, and the terms and conditions on, which shares of such series may be redeemed, subject to the provisions of subdivision (e) of
Section 3 of this Article;

        (d) The amounts payable upon shares of such series in the event of voluntary liquidation of the Company;

        (e) Subject to the limitations provided by law, whether or not the shares of such series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series, and if so entitled, the amount of such fund, the manner of its application and the sinking fund redemption price;

        (f) Whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Company, and, if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments, if any, at which, and all other terms and conditions upon which, such conversion or exchange may be made; and

        (g) Whether or not the shares of such series shall be entitled to other special rights in addition to those in this Article provided for, including, without limitation, restrictive provisions with respect to the issue of additional shares of stock of the same class or series, or of any other class of the Company, or of any subsidiary, restrictive provisions with respect to the payment of dividends upon, or the making of any other distribution in respect of, or the making of any purchase or redemption of, stock of any class of the Company or of any subsidiary, and the incurring of indebtedness, secured or unsecured, by the Company or by any subsidiary, and, if so, the nature thereof.

     The Board of Directors may from time to time authorize and direct by resolution or resolutions an increase in the number of shares of any series of Preferred Stock already created by specifying that any or all unissued shares of Preferred Stock shall be assigned to and included in such series and or a decrease in the number of shares of any such series (but not below the number of shares thereof then outstanding) by specifying that any or all unissued shares of Preferred Stock previously assigned to such series shall no longer be included therein.

                      41/2% Cumulative Preferred Stock

     The series of the authorized shares of Preferred Stock of the par value of Fifty Dollars ($50) per share designated as 41/2% Cumulative Preferred Stock (hereinafter called "41/2% Preferred Stock"), of which 20,000 shares were issued and at one time outstanding, shall consist of 7,000 shares; and the shares of said series shall have, in addition to the rights and preferences granted by law and the other provisions of this Article, the following relative rights and preferences:

           (i) The dividend rate of the 4 1/2% Preferred Stock shall be four and one-half percent (4 1/2%) per share per annum, and no more, upon the par value thereof.

           (ii) The redemption price per share of the 4 1/2% Preferred Stock shall be $50 plus an amount equal to full cumulative dividends, as defined in Section 3 (f) of this Article, thereon to the date fixed by the Board of Directors as the redemption date.

           (iii) In the event of any voluntary liquidation, dissolution or winding up of the Company, the holders of the 4 1/2% Preferred Stock shall be entitled to receive an amount equal to the redemption price specified in subsection (ii) above for every share thereof respectively held by them, before any distribution shall be made to the holders of the Common Stock.

           (iv) The 4 1/2% Preferred Stock shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of such series as follows;

         The 4 1/2% Preferred Stock shall be subject to redemption through the operation of a Sinking Fund hereinbelow provided for at the Sinking Fund redemption price which shall be $50 per share plus an amount equal to all accumulated and unpaid dividends thereon, whether or not earned or declared, to the date fixed for redemption.

         On or before March 25 in each year, if any 4 1/2% Preferred Stock remains outstanding or owned by the Company and if the amount in the Sinking Fund shall be less than the Sinking Fund redemption price of all outstanding 4 1/2% Preferred Stock (including 4 1/2% Preferred Stock owned by the Company) the Company shall, subject to the conditions hereinafter set forth, set aside a sum (hereinafter called "Sinking Fund Instalment") in cash equal to the aggregate par value of 2 1/2% of the greatest number of shares of 4 1/2% Preferred Stock at any one time theretofore outstanding (including 4 1/2% Preferred Stock owned by the Company); provided, however, that such amount may be reduced, at the option of the Company, by the aggregate par value of such number of shares of 4 1/2% Preferred Stock theretofore acquired by the Company by purchase other than through the Sinking Fund or by voluntary redemption and not therefore used to reduce the amount of any Sinking Fund Instalment or theretofore restored to the status of authorized and unissued Preferred Stock and classified as to series, as the Board of Directors shall specify by resolution. The Company may omit to set aside in any year such portion of any Sinking Fund Instalment as be in excess of the net income of the Company for the immediately preceding fiscal year, determined in accordance with sound accounting practice, after deducting therefrom dividend requirements during such year on all outstanding Preferred Stock and the Company shall not set aside any Sinking Fund Instalment unless full cumulative dividends on the Preferred Stock to the end of the then current dividend period shall have been paid or declared and set apart for payment. If, however, the Company shall omit to set aside the full amount of any Sinking Fund Instalment owing to any deficiency in net income as above provided, or if for any other reason (including the fact that dividends have not been provided for) the Company shall fail to set aside on or before the date due the full amount of any Sinking Fund Instalment, or if the Company shall fail to apply amounts in the Sinking Fund as herein provided, the Company shall be deemed to be in arrears in connection with its Sinking Fund obligations in respect of the 4 1/2% Preferred Stock until such time as the full amount which the Company shall have omitted or failed to set aside shall have been set aside and applied as herein provided.

         From each Sinking Fund Instalment, together with all amounts from prior instalments not theretofore applied to the purchase or redemption of 4 1/2% Preferred Stock, the Company shall use its best efforts to purchase, from time to time, in the open market, on any stock exchange or at private sale, as the Board of Directors may determine, and at the lowest available price (not exceeding the Sinking Fund redemption price) such number of outstand-
     ing shares of 4 1/2% Preferred Stock as the amount then in the Sinking Fund shall be sufficient to purchase, as nearly as may be. On July 1 of each year, if the unexpended balance in the Sinking Fund shall be sufficient to redeem one hundred or more shares of 4 1/2% Preferred Stock (or less than one hundred shares if the Company so desires) the Company shall apply such unexpended balance to the redemption on August 1 of such year of such number of outstanding shares of 4 1/2% Preferred Stock at the Sinking Fund redemption price as said balance shall be sufficient to redeem, as nearly as may be. Any such redemption shall be accomplished in the manner and with the effect provided in Section 3(c) of this Article.

          (v)  The 4 1/2% Preferred Stock shall not be convertible.

          (vi) So long as any shares of 4 1/2% Preferred Stock shall be outstanding, the Company shall not create, assume or guarantee or permit any subsidiary to create, assume or guarantee at any one time or from time to time any funded debt in excess of $36,000,000 at any one time outstanding (except any purchase money mortgage upon property acquired after January 1, 1947, and any mortgage to which such property may be subject at the time of its acquisition) unless notice of the intention of the Company to create, assume or guarantee such funded debt shall be given to the holders of the 4 1/2% Preferred Stock and a meeting of said shareholders called upon thirty days' written notice or on such longer notice as may be provided by law. At said meeting the holders of 4 1/2% Preferred Stock shall vote for or against the creation, assumption or guaranty of such proposed funded debt and the negative vote of the holders of forty per cent (40%) of the 4 1/2% Preferred Stock then outstanding shall absolutely prevent the creation, assumption or guaranty of any such funded debt by the Company.

             4 5/8% Cumulative Preferred Stock, Series of 1955
             -------------------------------------------------

     The series of the authorized shares of Preferred Stock of the par value of Fifty Dollars ($50) per share designated as 4 5/8% Cumulative Preferred Stock, Series of 1955 (hereinafter called "Preferred Stock, Series of 1955"), of which 40,000 shares were issued and at one time outstanding, shall consist of 21,000 shares; and the shares of said series shall have, in addition to the rights and preferences granted by law and the other provisions of this Article, the following relative rights and preferences:

          (i) The dividend rate of the Preferred Stock, Series of 1955, shall be four and five-eighths per cent (4 5/8%) per share per annum, and no more, upon the par value thereof.

          (ii) The redemption price per share of the Preferred Stock, Series of 1955, shall be $50.75 plus an amount equal to full cumulative dividends, as defined in Section 3(f) of this Article, thereon to the date fixed by the Board of Directors as the redemption date.

          (iii) In the event of any voluntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock, Series of 1955, shall be entitled to receive an amount equal to the redemption price specified in subsection (ii) above for every share thereof respectively held by them, before any distribution shall be made to the holders of the Common Stock.

          (iv) The Preferred Stock, Series of 1955, shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of such series as follows:

          The Preferred Stock, Series of 1955, shall be subject to redemption through the operation of a Sinking Fund for the Preferred Stock, Series of 1955, hereinbelow provided for at the Sinking Fund redemption price which shall be $50 per share plus an amount equal to all accumulated and unpaid dividends thereon, whether or not earned or declared, to the date fixed for redemption.

          On or before March 25 in each year, if any Preferred Stock, Series of 1955, remains outstanding or owned by the Company and if the amount in the Sinking Fund shall be less than the Sinking Fund redemption price of all outstanding Preferred Stock, Series of 1955, (including Preferred Stock, Series of 1955, owned by the Company) the Company shall, subject to the conditions hereinafter set forth, set aside a sum (hereinafter called "Sinking Fund Instalment") in cash equal to the aggregate par value of 2 1/2% of the greatest number of shares of Preferred Stock, Series of 1955, at any one time theretofore outstanding (including Preferred Stock, Series of 1955, owned by the Company); provided, however, that any such amount may be reduced, at the option of the Company, by the aggregate par value of such number of shares of Preferred Stock, Series of 1955, theretofore acquired by the Company by purchase other than through the Sinking Fund or by voluntary redemption and not therefore used to reduce the amount of any Sinking Fund Instalment or theretofore restored to the status of authorized and unissued Preferred Stock and classified as to series, as the Board of Directors shall specify by resolution. The Company may omit to set aside in any year such portion of any Sinking Fund Instalment as shall be in excess of the net income of the Company for the immediately preceding fiscal year, determined in accordance with sound accounting practice, after deducting therefrom dividend requirements during such year on all outstanding Preferred Stock, and the Company shall not set aside any Sinking Fund Instalment unless full cumulative dividends on all outstanding Preferred Stock to the end of the then current dividend period shall have been paid or declared and set apart for payment. If, however, the Company shall omit to set aside the full amount of any Sinking Fund Instalment owing to any deficiency in net income as above provided, or if for any other reason (including the fact that dividends have not been provided for) the Company shall fail to set aside on or before the date due the full amount of any Sinking Fund Instalment, of if the Company shall fail to apply amounts in the Sinking Fund as herein provided, the Company shall be deemed to be in arrears in connection with its Sinking Fund obligations in respect of the Preferred Stock, Series of 1955, until such time as the full amount which the Company shall have omitted or failed to set aside shall have been set aside and applied as herein provided.

          From each Sinking Fund Instalment, together with all amounts from prior instalments not theretofore applied to the purchase or redemption of Preferred Stock, Series of 1955, the Company shall use its best efforts to purchase, from time to time, in the open market, on any stock exchange or at private sale, as the Board of Directors may determine, and at the lowest available price (not exceeding the Sinking Fund redemption price) such number of outstanding shares of Preferred Stock, Series of 1955, as the amount then in the Sinking Fund shall be sufficient to purchase, as nearly as may be. On July 1 of each year, the unexpended balance in the Sinking Fund shall be sufficient to redeem one hundred or more shares of Preferred Stock, Series of 1955 (or less than one hundred shares if the Company so desires) the Company shall apply such unexpended balance to the redemption on August 1 of such year of such number of outstanding shares of Preferred Stock, Series of 1955, at the Sinking Fund redemption price as said balance shall be sufficient to redeem, as nearly as may be. Any such redemption shall be accomplished in the manner and with the effect provided in Section 3(e) of this Article.

          (v)  The Preferred Stock, Series of 1955, shall not be convertible.

          (vi) The Preferred Stock, Series of 1955, shall be entitled to no other special rights in addition to those provided herein and in the other provisions of this Article.

     3. (a) The holders of shares of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate for such series fixed in Section 2 of this Article or fixed by resolution or resolutions as provided in Section 2 of this Article, and no more, payable quarterly on the first days of February, May, August and November in each year (the quarterly periods ending on the first days of such months, respectively, being herein designated as dividend periods), in each case from the date of cumulation, as hereinafter in subdivision (f) of this
Section 3 defined, of such series. Such dividends shall be cumulative

(whether or not in any dividend period or periods there shall be net profits or net assets of the Company legally available for the payment of such dividends), so that if at any time full cumulative dividends upon the outstanding Preferred Stock of all series to the end of the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be fully paid, but without interest, either by redemption and the payment or deposit, as provided in subdivision (e) hereof, of the redemption price thereof or by dividends in the amount of such deficiency paid or declared and set apart for payment on each such series, before any sum or sums shall be set aside for or applied to the purchase or redemption of Preferred Stock of any series, Common Stock or any other class of stock ranking junior to the Preferred Stock and before any dividend shall be paid or declared or any other distribution ordered or made upon the Common Stock or any other class of stock ranking junior to the Preferred Stock, provided that any moneys theretofore set aside for any sinking fund provided for in Section 2 of this Article or by resolution or resolutions as provided in Section 2 of this Article may be applied to the purchase or redemption of the Preferred Stock in accordance with the terms of Section 2 of this Article or in accordance with the terms of such resolution or resolutions.

     All dividends declared on the Preferred Stock of the respective series outstanding shall be declared pro rata, so that the amounts of dividends declared per share on the Preferred Stock of different series shall in all cases bear to each other the same ratio that full cumulative dividends on such respective series bear to each other.

          (b) After full cumulative dividends to the end of the then current dividend period upon the outstanding Preferred Stock of all series shall have been paid or declared and set apart for payment, and before any sum or sums shall be set aside for, or applied to, the purchase of Common Stock or any other class of stock ranking junior to the Preferred Stock and before any dividend shall be paid or declared or any other distribution ordered or made upon the Common Stock or any other class of stock ranking junior to the Preferred Stock, the Company shall set aside as a sinking fund, when and as required, out of any funds legally available for that purpose, in respect of each series of Preferred Stock any shares of which shall at the time be outstanding and in respect of which a sinking fund for the purchase or redemption thereof has been provided for in Section 2 of this Article or by resolution or resolutions as provided in Section 2 of this Article, the sum or sums required by the terms of Section 2 of this Article or by the terms of such resolution or resolutions as a sinking fund to be applied in the manner specified therein.

     Preferred Stock of any series purchased or redeemed by the use of sinking fund moneys or purchases or redeemed otherwise than by the use of sinking fund moneys are applied by the Company as a credit against sinking fund payments, shall be cancelled and shall not be reissued.

          (c) After full cumulative dividends to the end of the then current dividend period upon the Preferred Stock of all series then outstanding shall have been paid or declared and set apart for payment, and after the Company shall have complied with the provisions of the foregoing subdivision (b) of this Section 3 in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund mentioned in said subdivision (b), then and not otherwise, the holders of the Common Stock shall, subject to the provisions of this Article and of any resolution providing for the issue of any series of the Preferred Stock, be entitled to receive such dividends as may be declared by the Board of Directors.

          (d) In the event of any liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock of each series then outstanding shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution of the assets shall be made to the holders of the Common Stock or any other class of stock ranking junior to the Preferred Stock, if such liquidation, dissolution or winding up shall be involuntary, the sum of $50 for every share of their holdings of Preferred Stock of such series plus full cumulative dividends thereon to the date of final distribution, and if such liquidation, dissolution or winding up shall be voluntary, the amount fixed in Section 2 of this Article or fixed by resolution or resolutions as provided in Section 2 of this Article for every share of their holdings of Preferred Stock of such series; and in the event of any such distribution of assets, the holders of the Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, to share ratably in all assets of the Company thereafter remaining according to the number of shares of the Common Stock held by them respectively. If upon any liquidation, dissolution or winding up of the Company the amounts payable on or with respect to the Preferred Stock of all series are not paid in full, the holders of shares of Preferred Stock of all series shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to the Preferred Stock of all series were paid in full. Neither the merger or consolidation of the Company into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Company, nor a sale or lease of all or substantially all the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company.

          (e) The Preferred Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the Company, at its election expressed by resolution of the Board of Directors, at any time or from time to time (which time, when fixed in each case, is hereinafter called the redemption date), upon not less than thirty
(30) days' previous notice to the holders of record of the Preferred Stock to be redeemed, given by mail in such manner as may be prescribed by resolution or resolutions of the Board of Directors, at the redemption price or prices fixed in Section 2 of this Article or fixed by resolution or resolutions as provided in Section 2 of the Article for the Preferred Stock to be redeemed. If less than all the outstanding shares of the Preferred Stock of any series is to be redeemed, the redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The Company may, if it so elects, provide moneys for the payment of the redemption price by depositing the amount thereof, after notice of redemption has first been mailed, for the account of the holders of Preferred Stock entitled thereto with a bank or trust company doing business in the City of Philadelphia, Pennsylvania, or in the Borough of Manhattan, in the City of New York, and having capital and surplus of at least Five Million Dollars ($5,000,000) (the date of any such deposit being hereinafter called the "date of deposit"). In such event, the notice of redemption shall include a statement of the date of deposit and the name and address of the bank or trust company with which the deposit will be made. From and after the redemption date (unless default shall be made by the Company in providing moneys for the payment of the redemption price), or, if the Company shall make such deposit on or before the date specified therefore in the notice, then on and after the date of deposit, all rights of the holders thereof as stockholders of the Company shall cease and terminate, except the right to receive the redemption price as hereinafter provided and except any conversion rights not theretofore expired. Anything herein or in any resolution providing for the issue of any series of the Preferred Stock to the contrary notwithstanding, said redemption price shall include an amount equal to full cumulative dividends on the Preferred Stock to be redeemed to the redemption date thereof, and the Company shall not be required to declare or pay on such Preferred Stock to be redeemed, and the holders thereof shall not be entitled to receive, any dividends in addition to those thus reflected in the redemption price: provided, however, that the Company may pay in regular course any dividends thus reflected in the redemption price either to the holders of record on the record date fixed for determination of stockholders entitled to receive such dividends (in which event, anything herein to the contrary notwithstanding, the amount so deposited need not include any dividends so paid or to be paid), or as part of the redemption price upon surrender of the certificates for the shares redeemed. On and after the redemption date, or, if the Company shall elect to deposit the moneys for such redemption as herein provided, then on and after the date of deposit, the holders of record of the Preferred Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the Company or, in the event of such a deposit, to the bank or trust company with which such deposit is made, of certificates for the number of shares to be redeemed

(such certificate, if required, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank). Any moneys so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of six (6) years after the redemption date shall be paid by such bank or trust company to the Company; provided, however, that all moneys so deposited, which shall not be required for such redemption because of the exercise of any right of conversion or exchange, shall be returned to the Company forthwith. Any interest accrued on moneys so deposited shall be paid to the Company from time to time.

     Preferred Stock redeemed pursuant to the provisions of this subdivision
(e) shall be cancelled and shall not be reissued.

          (f) The term "full cumulative dividends" whenever used in this Article with reference to any share of any series of the Preferred Stock shall be deemed to mean (whether or not in any dividend period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Company legally available for the payment of such dividends) that amount which shall be obtained by multiplying the full dividend rate for such series fixed in Section 2 of this Article or fixed by resolution or resolutions as provided in Section 2 of this Article by the period of time elapsed from the date of cumulation of such series to the date as of which full cumulative dividends are to be computed (including the elapsed portion of the current dividend period), less the amount of all dividends paid, or deemed paid upon such share.

     The term "date of cumulation" as used in this Article with reference to any series of the Preferred Stock shall be deemed to mean the February 1, May 1, August 1, or November 1 on which, or next preceding the date on which, shares of Preferred Stock of such series shall first be issued.

     In the event of the issue of additional Preferred Stock of any then existing series, all dividends paid on Preferred Stock of such series prior to the issue of such additional Preferred Stock, and all dividends declared and payable to holders of Preferred Stock of such series of record on any date prior to such additional issue, shall be deemed to have been paid on the additional Preferred Stock so issued.

     The term "stock ranking junior to the Preferred Stock", whenever used in this Article, shall mean the stock of the Company over which the Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any dissolution, liquidation or winding up of the Company.

           (g) Except as otherwise required by the statutes of the Commonwealth of Pennsylvania and as otherwise provided in this Article, and subject to the provisions of the by-laws of the Company, as from time to time amended, with respect to the closing of the transfer books and the fixing of a record date for the determination of stockholders entitled to vote, the holders of the Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, and the holders of the Preferred Stock shall have no voting power and shall not be entitled to any notice of any meeting of stockholders:

     Provided, however, that if and whenever a default in preferred dividends, as hereinafter defined, shall exist, the holders of the outstanding Preferred Stock, voting separately as a class, shall have the right to elect two directors at the annual meeting of stockholders of the Company for the election of directors next succeeding the occurrence of such default, and at each such annual meeting thereafter so long and only so long as such default shall exist. The term of office of each such director elected by the holders of the Preferred Stock as aforesaid shall continue until the next annual meeting of stockholders of the Company for the election of directors, notwithstanding that prior to the end of such term the default in preferred dividends shall cease to exist. If, prior to the end of such term, a vacancy in the office of such director shall occur by reason of his death, resignation, removal or disability, or for any other cause, such vacancy shall be filled for the remainder of the term in the manner provided in the by-laws of the Company; provided, that, if such vacancy shall be filled by election by the stockholders at a meeting thereof, the holders of the then outstanding Preferred Stock, voting separately as a class, shall have the right to fill such vacancy for the remainder of the term, unless at the time of such election no default in preferred dividends shall exist. At any meeting of stockholders at which the holders of Preferred Stock shall be entitled to vote for the election of a director or directors as aforesaid, the holders of twenty-five per cent (25%) of the then outstanding Preferred Stock present in person or by proxy shall be sufficient to constitute a quorum for the election of such director or directors and for no other purpose, and the vote of the holders of a majority of the Preferred Stock so present at such meeting at which there shall be a quorum, shall be sufficient to elect such director or directors. For the purposes of this subdivision (g), a default in preferred dividends shall be deemed to have occurred whenever, on any dividend payment date, the amount of unpaid full cumulative dividends upon any series of the Preferred Stock shall be equivalent to eight (8) quarterly dividends thereon or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, full cumulative dividends on all shares of Preferred Stock then outstanding of each and every series, to the end of the last preceding dividend period, shall have been paid. Nothing herein contained shall be deemed to prevent an amendment of the by-laws of the Company, in the manner therein provided, which shall increase the number of directors of the Company or to prevent any other change in the number of directors of the Company.

     (h) So long as any shares of the Preferred Stock of any series shall be outstanding, the Company shall not without the consent given by resolution adopted at a meeting duly called for that purpose of the holders of record of at least two-thirds of the number of shares of the Preferred Stock of all series then outstanding:

          (1) alter or change the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Preferred Stock or of any series thereof in any material respect prejudicial to the holders thereof;

          (2) create any new class of stock having preference over the Preferred Stock as to dividend; or assets, or create any obligation or security of the Company convertible into shares of stock of any class having such preference over the Preferred Stock;

          (3) sell, transfer or lease all, or substantially all, the assets of the Company unless as a part of such transaction or prior thereto the Preferred Stock of all series shall be retired or called for redemption and the necessary funds therefor deposited as provided in subdivision (e) hereof; or

          (4) effect a statutory merger or consolidation of or with any other corporation or corporations; provided that such consent shall not be necessary if as a result of such merger or consolidation (A) the Company shall be the surviving corporation and the Preferred Stock then outstanding shall continue to be outstanding; there shall be no alteration or change in the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions thereof, in any material respect prejudicial to the holders thereof, there shall be no increase in the authorized number of shares of Preferred Stock, and there shall not be created any new class of stock having preference over, or being on a parity with, the Preferred Stock as to dividends or assets,or (B) if the Company shall not be the surviving corporation, the shares of the Preferred Stock of each series then outstanding shall be converted into, or be exchangeable for, a like number of shares of preferred stock of the surviving corporation which preferred stock shall have substantially the same designations, powers, preferences and rights, and qualifications, limitations, or restrictions thereof, as the Preferred Stock of such series, and there shall not be outstanding or created any class of stock of the surviving corporation having preference over, or being on a parity with, such preferred stock as to dividends or assets.

        (i) So long as any share of the Preferred Stock of any series shall be outstanding, the Company shall not without the consent given by resolution adopted at a meeting duly called for that purpose of the holders of record of at least a majority of the number of shares of the Preferred Stock of all series then outstanding, increase the authorized number of shares of the Preferred Stock or create any new class of stock which shall be on a parity with the Preferred Stock as to dividends or assets, or create any obligation or security of the Company convertible into shares of stock of any class which shall be on a parity with the Preferred Stock as to dividends or assets.

    The holders of the Preferred Stock shall not be entitled to subscribe to any increased issue of the Preferred Stock or the Common Stock unless such privilege is provided for by resolution of the holders of the Common Stock and the Board of Directors of the Company.

    Anything in this Article hereof or in any resolution or resolutions providing for the issue of Preferred Stock of any series contained to the contrary notwithstanding, dividends upon shares of stock of any class of the Company shall be payable only out of unreserved and unrestricted earned surplus of the Company legally available for dividends, and the rights of the holders of all classes of stock of the Company in respect of the payment of dividends shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as said Board shall deem to be necessary or advisable for working capital, for additions and improvements to plant and equipment, for expansion of the Company's business (including the acquisition of real and personal property for that purpose) or for any other purpose of the Company.


                                COMMON STOCK


    The holders of Common Stock shall have no preemptive rights and the Company shall have the right to issue any shares of its capital stock, option rights or securities having conversion or option rights without first offering such shares, rights or securities to the holders of the Common Stock.

             [LOGO OF COMMONWEALTH OF PENNSYLVANIA APPEARS HERE]

    WHEREAS, Under the provisions of the business Corporation Law, approved the 5th day of May, A.D. 1933, PL 364, as amended, and of the Professional Corporation Law, act of July 9, 1970, (No. 160) the Department of State is authorized and required to issue a

                          CERTIFICATE OF AMENDMENT

evidencing the amendment and restatement of the Articles of Incorporation in their entirety of a professional corporation organized under or subject to the provisions of such Laws.

    WHEREAS, The stipulations and conditions of such Laws pertaining to the amendment of Articles of Incorporation have been fully complied with by

                          P. H. GLATFELTER COMPANY

         HENCEFORTH, The "Articles," as defined in Article I of the Business Corporation Law, shall not include any prior documents;

         THEREFORE, KNOW YE, That subject to the Constitution of the Commonwealth and under the authority of the Business Corporation Law and the Professional Corporation Law, I do by these present, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance, with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law, the Professional Corporation Law and all other applicable laws of the Commonwealth.

                     GIVEN under my Hand and the Great Seal of the
                           Commonwealth, at the City of Harrisburg,
                           this  27th  day of   April   in the year of
                           our Lord one thousand nine hundred and
                           seventy-seven and of the Commonwealth the two hundred and first.

                             /s/ C. DeLores Tucker
                           ----------------------------------------
                                     Secretary of the Commonwealth

             [LOGO OF COMMONWEALTH OF PENNSYLVANIA APPEARS HERE]


                               January 31, 1979


                     IN RE:  "P. H. GLATFELTER COMPANY"


              I, BARTON A. FIELDS, Acting Secretary of the Commonwealth of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and corect photocopy of Articles and Certificates of Merger which appear of record in this Department.



[STATE SEAL APPEARS HERE]       IN TESTIMONY WHEREOF, I have hereunto
                                set my hand and caused the seal of the
                                Secretary's Office to be affixed, the day and year above written.

                                /s/Barton A. Fields
                                -----------------------------------
                                ACTING Secretary of the Commonwealth

                     [LOGO COMMONWEALTH OF PENNSYLVANIA]

Whereas, Under the provisions of Article IX of the Business Corporation Law (Act of May 5,1933, P,L, 364), as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF MERGER

evidencing the merger of any one or more domestic corporations,and any one or more foreign corporations into one such corporations under the provisions of that law; and

Whereas, The stipulations and conditions of that law relating to the merger of such corporations have been fully complied with by Bergstrom Paper Company, a Wisconsin corporation, and P. H. Glatfelter Company a Pennsylvania corporation.







It is, Therefore, Certified, That from the Articles of Merger filed with the Department of State, it appears that Bergstrom Paper Company the Wisconsin corporation, has been merged into P. H. Glatfelter Company, being the Pennsylvania corporation.

Therefore, Know Ye, that subject to the Constitution of this Commonwealth, and under authority of the Business Corporation Law, I DO BY THESE PRESENTS, which I have caused to be sealed with the Great Seal of the Commonwealth, hereby declare that the Pennslyvania corporation shall be the surviving corporation, under the name, style and title of P. H. Glatfelter Company.


                                    Given under my hand and the Great Seal
                                          of the Commonwealth, at the City
                                          of Harrisburg, this 30th day of
                                          January in the year of our Lord
                                          one thousand nine hundred and
                                          seventy-nine and of the Common-
                                          wealth the two hundred and third


                                           ------------------------------
                                            Secretary of the Commonwealth

                                                Filed this 30th day of_____

                                                             January,   1979
APPLICANT'S ACC'T NO                            Commonwealth of Pennsylvania
                                                         Department of State

DSCB:BCL-903 (Rev.8-72)  ============================
                            (Line for numbering)

Filing Fee:$80 plus $20
for each party
corporation              COMMONWEALTH OF PENNSYLVANIA
in excess of two             DEPARTMENT OF STATE
AMB-B                         CORPORATION BUREAU

Articles of Merger-                             /s/Barton A. Fields
Business Corporation                     Acting Secretary of the Commonwealth


      In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5,1933 (P.L. 364)(15 P.S.(S)1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1. The name of the corporation surviving the merger is:

      P. H. GLATFELTER COMPANY
- -------------------------------------------------------------------------------
2. (Check and complete one of the following):

  [X] The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

- -------------------------------------------------------------------------------
  (Number)                                                          (Street)



Spring Grove                                      Pennsylvania      17362
- -------------------------------------------------------------------------------
  (City)                                                          (Zip Code)

[ ] The surviving corporation is a foreign corporation incorporated under the laws of_______________________________ and the location of its office
            (Name of Jurisdiction)

registered with such domiciliary jurisdiction is:

- --------------------------------------------------------------------------------
 (Number)                                                            (Street)


- -------------------------------------------------------------------------------
  (City)                     (State)                                 (Zip Code)


3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

     Bergstrom Paper Company (not qualified in Pennsylvania)
     Bergstrom Road
     Neenah, Wisconsin

    IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this
    30th        day of      January       19 79 .
- ----------------      --------------------  ----

                                                P. H. GLATFELTER COMPANY
                                        ---------------------------------------
                                                  (NAME OF CORPORATION)
                                    By:         [SIGNATURE APPEARS HERE]
                                        ---------------------------------------
                                                        (SIGNATURE)

                                                       President
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:
     [SIGNATURE APPEARS HERE]
- --------------------------------------
            (SIGNATURE)

             SECRETARY
- --------------------------------------
(TITLE: SECRETARY, ASSISTANT SECRETARY,
ETC.)

(CORPORATE SEAL)

                                               BERGSTROM PAPER COMPANY
                                       -----------------------------------------
                                                 (NAME OF CORPORATION)

                                   By:      [SIGNATURE APPEARS HERE]
                                       -----------------------------------------
                                                     (SIGNATURE)

                                                   PRESIDENT
                                       -----------------------------------------
                                       (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)


Attest:
      [SIGNATURE APPEARS HERE]
- --------------------------------------
           (SIGNATURE)

           SECRETARY
- --------------------------------------
(TITLE: SECRETARY, ASSISTANT SECRETARY,
ETC.)

(CORPORATE SEAL)

                                                                     EXHIBIT A






                               PLAN OF MERGER

                                     of

                           BERGSTROM PAPER COMPANY

                                    into

                           P.H. GLATFELTER COMPANY



      PLAN OF MERGER of Bergstrom Paper Company, a Wisconsin corporation ("Bergstrom"), with and into P.H. Glatfelter Company: a Pennsylvania corporation ("Glatfelter" or the "Surviving Corporation"), which two corporations are hereinafter sometimes collectively called the "Constituent Corporations".


                                  ARTICLE I

        The Merger, The Effective Date and The Surviving Corporation

      1.01 The Merger. Bergstrom shall be merged with and into Glatfelter (the "Merger").

      1.02 The Effective Date. The Merger shall become effective and shall be consummated by operation of law without further act or deed upon the part of the Constituent Corporations on the date and at the time specified in the Articles of Merger filed and recorded with respect thereto pursuant to the Pennsylvania Business Corporation Law and the Wisconsin Business Corporation Law (the "Effective Date").

      1.03 The Surviving Corporation. On the Effective Date, the Constituent Corporations shall become a single corporation, Glatfelter, the Surviving Corporation, which shall continue its existence under Pennsylvania law. The separate existence and corporate organization of Bergstrom shall be terminated and shall cease. The Surviving Corporation shall possess all the rights, privileges, powers, immunities and franchises of each of the Constituent Corporations. All the rights, privileges, powers, immunities and franchises of each of the Constituent Corporations and all the property, real, personal and mixed, of each of the Constituent Corporations and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or interest therein, vested in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations but the liabilities of the Constituent Corporations, or of their shareholders, directors, or officers, shall not be affected by the Merger, nor shall the rights of the creditors thereof or of any persons dealing with such corporations, or any liens upon the property of such corporations, be impaired by the Merger, and any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in its place. Except as otherwise specifically set forth in this Plan of Merger, the identity, existence, purposes, powers, franchises, rights, immunities and liabilities of Glatfelter shall continue unaffected and unimpaired by the Merger.


                                 ARTICLE II


     Articles of Incorporation and By-Laws of the Surviving Corporation


      The Articles of Incorporation and By-Laws of Glatfelter in effect immediately prior to the Effective Date shall remain unchanged and shall continue to be the Articles of Incorporation and By-Laws of the Surviving Corporation until altered, amended, or repealed in accordance with the provisions thereof and of applicable law, except that the first paragraph of
Article 5 of the Articles of Incorporation shall be amended to read in full as follows:

"5. The aggregate number of shares which the corporation (hereinafter referred to as the "Company") has authority to issue is 12,065,000 shares divided into two classes consisting of (a) 65,000 shares of Preferred Stock of the par value of $50 each (of which class a series of 6,000 shares is designated as 4 1/2% Cumulative Preferred Stock and a series of 19,000 shares is designated as 4 5/8% Cumulative Preferred Stock Series of 1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each."


                                 ARTICLE III

                    MANNER AND BASIS OF CONVERTING SHARES
                       OF THE CONSTITUENT CORPORATIONS

    3.01 Basis of Conversion.  On the Effective Date:

         (1) Each share of 4 1/2% Cumulative Preferred Stock, 4 5/8% Cumulative Preferred Stock, Series of 1955, and Common Stock of Glatfelter then issued (including shares held in the treasury of Glatfelter) shall continue to be one issued share of 4 1/2% Cumulative Preferred Stock, 4 5/8% Cumulative Preferred Stock, Series of 1955, and Common Stock of Glatfelter, respectively.

         (2) Each share of Common Stock of Bergstrom, par value $1 per share ("Bergstrom Common Stock"), which is held in its treasury immediately prior to the Effective Date shall be cancelled.

         (3) Each share of Bergstrom Common Stock which is outstanding immediately prior to the Effective Date and with respect to which the holder thereof shall have filed the required prior written objection with Bergstrom, shall not have voted in favor of the Merger and shall make or shall have made written demand for the payment of the fair value of such share pursuant to the Wisconsin Business Corporation Law (all such shares in the aggregate being hereinafter referred to as "Dissenting Shares") shall be cancelled.

         (4) Each share of Bergstrom Common Stock which is outstanding immediately prior to the Effective Date and which under the terms of
    Section 3.03 of this Plan of Merger is to be converted into Common Stock of Glatfelter, par value $2.50 per share ("Glatfelter Common Stock") shall be converted into 1.2 shares of Glatfelter Common Stock; provided that no fractional shares shall be issued.

         (5) Each Bergstrom shareholder who would otherwise be entitled to receive a fractional share of Glatfelter Common Stock shall receive in lieu thereof payment in cash. The amount of such payment in cash in lieu of such fractional share shall be determined by multiplying such fraction of a share by the quoted closing price of Glatfelter Common Stock on the American Stock Exchange on the last day on which Glatfelter Common Stock is traded on such Exchange next preceding the Effective Date.

         (6) Each share of Bergstrom Common Stock which is outstanding immediately prior to the Effective Date and which under the terms of
    Section 3.03 of this Plan of Merger is to be converted into cash shall be converted into the right to receive $31.75 in cash (the "Cash Election Price").


    3.02 Elections. Each holder of Bergstrom Common Stock shall have the right to submit a request specifying the number of his shares of Bergstrom Common Stock which he desires to have converted into Glatfelter Common Stock and the number of his shares of Bergstrom Common Stock which he desires to have converted into cash in accordance with the following procedure:

         (1) Any holder of Bergstrom Common Stock may specify in a request made in accordance with the provisions of this Section 3.02 (herein called an "Election") (a) the number of shares owned by such holder which such holder shall desire to have converted into cash ("Cash Election"), (b) the number of shares owned by such holder which such holder shall desire to have converted into cash provided all such shares are converted into cash, otherwise such shares shall be converted into Glatfelter Common Stock ("Conditional Cash Election") and (c) the number of shares owned by such holder which such holder shall desire to have converted into Glatfelter Common Stock ("Stock Election").

         (2) Glatfelter shall authorize a commercial bank or trust company in the United States to receive Elections and such commercial bank or trust company so authorized by Glatfelter shall be deemed to be the "Exchange Agent".

         (3) Glatfelter and Bergstrom shall prepare a form on which to make Elections ("Election Form") which shall be mailed to the holders of record of Bergstrom Common Stock entitled to vote on this Plan of Merger not later than three days after the mailing of proxy material in connection with the meeting of Bergstrom shareholders to vote on this Plan of Merger and to their transferees of record as soon as practicable after any such transfer.

         (4) An Election shall be made by completing the Election Form in accordance with the instructions set forth therein and delivering it to the Exchange Agent, together with certificates for the shares of Bergstrom Common Stock covered thereby or an appropriate guarantee of delivery of such certificates to the Exchange Agent within 10 business days of delivery of such guarantee, prior to 5 P.M. Eastern Time on the business day ("Election Date") immediately preceding the day on which the Bergstrom shareholders meet to vote on this Plan of Merger. A guarantee of delivery may only be made by a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States.

         (5) Any holder of Bergstrom Common Stock may at any time prior to 5 P.M. Eastern Time on the Election Date change his Election by written notice, accompanied by a properly completed revised Election Form, delivered to the Exchange Agent.

         (6) Any holder of Bergstrom Common Stock may at any time prior to 5 P.M. Eastern Time on the Election Date withdraw his Election by written notice delivered to the Exchange Agent or by withdrawal of his certificates for Bergstrom Common Stock previously deposited with, or the guarantee of delivery thereof previously delivered to, the Exchange Agent. Any holder of Bergstrom Common Stock who shall have deposited with the Exchange Agent certificates for shares of Bergstrom Common Stock shall again have the right to withdraw such certificates and thereby revoke his Election at any time prior to the Effective Date, but only after the expiration of the period of 60 days following the Election Date. Any such shareholder who revokes his Election as set forth above shall be deemed not to have made an Election.

         (7) Any Election made with respect to Dissenting Shares shall be void and of no effect.

         (8) Glatfelter and Bergstrom shall have the right to make rules governing the validity of Election Forms, the manner and extent to which Elections are to be taken into account in making the determinations prescribed by Section 3.03, the issuance and delivery of certificates for Glatfelter Common Stock, the payment for shares of Bergstrom Common Stock converted into cash and the payment of cash in lieu of issuing fractional shares of Glatfelter Common Stock. Any such rule shall be binding upon all persons concerned, provided that it shall have a reasonable purpose and shall be applied uniformly.

    3.03 Manner of Conversion. The manner in which each outstanding share of Bergstrom Common Stock shall be converted into shares of Glatfelter Common Stock or the right to receive the Cash Election Price shall be as follows:

         (1) All outstanding shares of Bergstrom Common Stock covered by a Stock Election shall be converted into Glatfelter Common Stock on the basis set forth in Section 3.01(4) hereof.

    (2) All outstanding shares of Bergstrom Common Stock covered by a Cash Election or a Conditional Cash Election or not covered by an Election exclusive of Dissenting Shares, if any, shall be converted into the right to receive the Cash Election Price; provided, however, that in no event shall the number of outstanding shares of Bergstrom Common Stock converted into the right to receive the Cash Election Price exceed the Maximum Cash Conversions.

    The "Maximum Cash Conversions" means the number of outstanding shares of Bergstrom Common Stock, which, if converted into the right to receive the Cash Election Price, would result in the Cash Payable in the Merger being equal to 49% of the Total Consideration of the Merger. The "Cash Payable" in the Merger means the sum of (i) the product of the number of Dissenting Shares, if any, times the Cash Election Price, (ii) the amount of cash to be paid in lien of the issuance of fractional shares of Glatfelter Common Stock pursuant to
Section 3.01(5) hereof and (iii) the product of the number of outstanding shares of Bergstrom Common Stock which are converted into the right to receive the Cash Election Price times the Cash Election Price. The "Total Consideration" of the Merger means the Cash Payable in the Merger plus the product of the number of shares of Glatfelter Common Stock issued in the Merger times the fair market value per share of Glatfelter Common Stock on the Effective Date, determined in accordance with the principles of Treasury Regulation (S)(S)20.2031-2 (or any successor regulation) as in effect on the Effective Date.

    (3) If the aggregate number of outstanding shares of Bergstrom Common Stock covered by a Cash Election or a Conditional Cash Election or not covered by an Election, exclusive of Dissenting Shares, if any, exceeds the Maximum Cash Conversions, then the shares of Bergstrom Common Stock covered by a Cash Election or a Conditional Cash Election or not covered by an Election, exclusive of Dissenting Shares, if any, to be converted into the right to receive the Cash Election Price shall be determined in accordance with the following priorities until the number of shares so determined, as nearly as practicable, equals (but shall not exceed) the Maximum Cash Conversions:

        First: All or if necessary, a portion of the outstanding shares of Bergstrom Common Stock covered by a Cash Election;

        Second: All, or if necessary, a portion of the outstanding shares of Bergstrom Common Stock not covered by an Election, exclusive of Dissenting Shares, if any;

        Third: All, or if necessary, a portion of the outstanding shares of Bergstrom Common Stock covered by a Conditional Cash Election.

    If only a portion of the outstanding shares of Bergstrom Common Stock covered by a Cash Election or not covered by an Election, exclusive of Dissenting Shares, if any, are to be converted into the right to receive the Cash Election Price, the shares so converted shall be selected by proration among the holders of all shares covered by a Cash Election or not covered by an Election, exclusive of Dissenting Shares, if any, as the case may be, in accordance with the number of shares held by each of them. If only a portion of the outstanding shares of Bergstrom Common Stock covered by a Conditional Cash Election are to be converted into the right to receive the Cash Election Price, the shares so converted shall be selected by lot or other equitable method by the Exchange Agent, such selection to be made first from those Conditional Cash Elections covering numbers of shares which would be converted into fewer than 100 shares of Glatfelter Common Stock, and then if necessary, from the remaining Conditional Cash Elections.

    (4) All outstanding shares of Bergstrom Common Stock covered by Cash Elections or Conditional Cash Elections or not covered by an Election, exclusive of Dissenting Shares, if any, which are not converted into the right to receive the Cash Election Price shall be converted into shares of Glatfelter Common Stock on the basis set forth in Section 3.01(4) hereof.

    3.04 Exchange of Certificates. After the Effective Date each holder of an outstanding certificate or certificates theretofore representing shares of Bergstrom Common Stock exclusive of Dissenting Shares, if any, who has not already done so shall,upon surrender of the same to the Exchange Agent, be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Glatfelter Common Stock and/or cash into which such shares of Bergstrom Common Stock have been converted on the basis set forth herein. Until surrendered as provided herein, outstanding certificates which, prior to the Effective Date, represented shares of Bergstrom Common Stock exclusive of Dissenting Shares, if any, shall be deemed for all corporate purposes to evidence the ownership of the number of shares of Glatfelter Common Stock and/or the right to receive cash on the basis provided herein as though such surrender and exchange had taken place, except that the holders of such certificates representing shares of Glatfelter Common Stock shall not be entitled to exercise voting rights or to receive dividends or other distributions in respect to Glatfelter Common Stock.
Any such cash, dividend or other distribution will be remitted, without interest,to the former Bergstrom shareholder entitled thereto at the time such certificates formerly representing shares of Bergstrom Common Stock are exchanged as provided herein.

                                 ARTICLE IV
                              Merger Procedure

    Following the approval of this Plan of Merger by the Board of Directors of each of the Constituent Corporations, it shall be submitted for approval by a vote of the holders of Bergstrom Common Stock in accordance with the Wisconsin Business Corporation Law and by a vote of the holders of Glatfelter Common Stock in accordance with the Pennsylvania Business Corporation Law. After such approval of this Plan of Merger by the holders of Bergstrom Common Stock and the holders of Glatfelter Common Stock, appropriate Articles of Merger shall, if the Merger is not abandoned pursuant to the provisions hereof, be filed and recorded in the manner provided in the Pennsylvania Business Corporation Law and the Wisconsin Business Corporation Law; and the officers of each of the Constituent Corporations, both prior to and following the Effective Date, shall execute all such other documents and shall take all such other actions as may be necessary or advisable in order to cause this Plan of Merger to be carried out in accordance with its terms.

                                  ARTICLE V
                      Termination of the Plan of Merger

    Notwithstanding the approval of this Plan of Merger by the holders of Bergstrom Common Stock and by the holders of Glatfelter Common Stock, this Plan of Merger shall forthwith terminate, and the Merger contemplated hereby be abandoned, in the event that the Agreement and Plan of Reorganization between Glatfelter and Bergstrom shall be terminated as therein provided.

                                 ARTICLE VI
                                Miscellaneous

    After the Effective Date, from time to time and as and when requested in writing by the Surviving Corporation, or by its successors or assigns, to the extent permitted by law, the officers of Bergstrom are fully authorized to act on behalf of Bergstrom with respect to the due execution in the name of Bergstrom of tax returns, instruments of transfer or conveyance and other documents where the execution thereof is required or convenient to comply with any provision of law, of any contract to which Bergstrom was a party or of this Plan of Merger.

                                     21

APPLICANT'S ACC'T NO.              80-30    1798      Filed this 27th day of
                                -------------------              ----
DSCB:BCL--709 (Rev. 8-72)       (Line for numbering)  May, 1980 Commonwealth
                                     140599           ---
Filing Fee: $40                                       of Pennsylvania
AB-2                            COMMONWEALTH OF       Department of State
                                 PENNSYLVANIA
Statement of Reduction       DEPARTMENT OF STATE       /s/ William R. Davis
of Authorized Shares--         CORPORATION BUREAU
Domestic Business Corporation                         Secretary of
                                                       the Commonwealth   slg
- ------------------------------------------------------------------------------

     In compliance with the requirements of section 709 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S)1709), the undersigned corporation, desiring to effect a reduction in its authorized shares, does hereby certify that:

1.  The name of the corporation is:
                                     P. H. GLATFELTER COMPANY
- ------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

- -------------------------------------------------------------------------------
           (NUMBER)                                  (STREET)

     Spring Grove,                       Pennsylvania         17632
- -------------------------------------------------------------------------------
     (CITY)                                                 (ZIP CODE)

3. The aggregate number of shares which the corporation had authority to issue is: 12,063,500 shares divided into two classes consisting of (a) 63,500 shares of Preferred Stock of the par value of $50 each (of which class a series of 5,500 shares is designated as 4-1/2% Cumulative Preferred Stock and series of 18,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of 1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.




4.  (Check, and if appropriate, complete one or more of the following):

     [X] The provisions of the Articles of the corporation prohibiting the reissue of the shares to which this statement relates are as follows:

     "Preferred Stock of any series purchased or redeemed by the use of sinking fund moneys or purchased or redeemed otherwise than by the use of sinking fund moneys and applied by the Company as a credit against sinking fund payments, shall be cancelled and shall not be reissued.

     The Company Stock has applied 500 shares of its 4-1/2% Cumulative Preferred Stock and 1,000 shares of its 4-5/8% Cumulative Preferred Stock, Series of 1955, as a credit against sinking fund requirements and has cancelled such shares.

     [_] The shares to which this statement relates have been acquired on conversion thereof into or exchange thereof for other shares of the corporation.

     [_] The resolution of the board of directors directing the reduction in authorized shares to which this statement relates is set forth in Exhibit A attached hereto and made a part hereof.

     [_] The resolution of the shareholders approving the reduction in authorized shares to which this statement relates is set forth in Exhibit B attached hereto and made a part hereof. At the time of the action of shareholders:
        (i) The total number of shares outstanding was:

- --------------------------------------------------------------------------------

       (ii) The number of shares entitled to vote was:

- --------------------------------------------------------------------------------

     In the action taken by the shareholders:

      (iii) The number of shares voted in favor of the reduction was:

- --------------------------------------------------------------------------------

       (iv) The number of shares voted against the reduction was:

- --------------------------------------------------------------------------------

5. The number of shares which the corporation has authority to issue after giving effect to such reduction is:

   12,062,000 shares divided into two classes consisting of (a) 62,000 shares of Preferred Stock of the par value of $50 each (of which class a series of 5,000 shares is designated as 4-1/2% Cumulative Preferred Stock and a series of 17,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of 1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 12th day of May, 1980.

                                            P. H. GLATFELTER COMPANY
                                      ---------------------------------------
                                              (NAME OF CORPORATION)

                              By:          (Signature Appears Here)
                                      ---------------------------------------
                                                 (SIGNATURE)

                                      Executive Vice President, Treasurer &
                                      Chief Financial Officer
                                      ---------------------------------------
                                      (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

     (Signature Appears Here)
- ---------------------------------------------
           (Signature)

Vice President and Secretary
- ---------------------------------------------
(TITLE, SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                  Filed this 8th day of
                                                  October, 1981
                                                  Commonwealth of Pennsylvania
                                                  Department of State
APPLICANT'S ACC'T NO.                             /s/ William L. Davis
                                                  Secretary of the Commonwealth
DSCB:BCL-709 (Rev. 8-72)              81765 1341
                                ---------------------
Filing Fee: $40                  (Line for numbering)
AB-2                                    140599
Statement of Reduction       COMMONWEALTH OF PENNSYLVANIA
of Authorized Shares--           DEPARTMENT OF STATE
Domestic Business Corporation    CORPORATION BUREAU

- ---------------------------------------------------------------------------
                                                  (Box for Certification)  pjd
    In compliance with the requirements of section 709 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S)1709), the undersigned corporation, desiring to effect a reduction in its authorized shares, does hereby certify that:

1. The name of the corporation is:

                           P. H. GLATFELTER COMPANY
- ----------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):


- ----------------------------------------------------------------------------
       (Number)                                               (Street)

     Spring Grove,                           Pennsylvania      17362
- ----------------------------------------------------------------------------
        (City)                                               (Zip Code)

3. The aggregate number of shares which the corporation had authority to issue is: 12,062,000 shares divided into two classes consisting of (a) 62,000 shares of Preferred Stock of the par value of $50 each (of which class a series of 5,000 shares is designated as 4-1/2% Cumulative Preferred Stock and a series of 17,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of
1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.




4. (Check, and if appropriate, complete one or more of the following):

    [X] The provisions of the Articles of the corporation prohibiting the reissue of the shares to which this statement relates are as follows:

    "Preferred Stock of any series purchased or redeemed by the use of sinking fund moneys or purchased or redeemed otherwise than by the use of sinking fund moneys and applied by the Company as a credit against sinking fund payments, shall be cancelled and shall not be reissued."

The Company has applied 500 shares of its 4-1/2% Cumulative Preferred Stock and 1,000 shares of its 4-5/8% Cumulative Preferred Stock, Series of 1955, as a credit against sinking fund requirements and has cancelled such shares.

    [_] The shares to which this statement relates have been acquired on conversion thereof into or exchange thereof for other shares of the corporation.

    [_] The resolution of the board of directors directing the reduction in authorized shares to which this statement relates is set forth in Exhibit A attached hereto and made a part hereof.

    [_] The resolution of the shareholders approving the reduction in authorized shares to which this statement relates is set forth in Exhibit B attached hereto and made a part hereof. At the time of the action of shareholders:

     (i) The total number of shares outstanding was:

- -------------------------------------------------------------------------------

     (ii) The number of shares entitled to vote was:

- -------------------------------------------------------------------------------

    In the action taken by the shareholders:

    (iii) The number of shares voted in favor of the reduction was:

- -------------------------------------------------------------------------------

    (iv) The number of shares voted against the reduction was:

- -------------------------------------------------------------------------------

5. The number of shares which the corporation has authority to issue after giving effect to such reduction is:

12,060,500 shares divided into two classes consisting of (a) 60,500 shares of Preferred Stock of the par value of $50 each (of which class a series of 4,500 shares is designated as 4-1/2% Cumulative Preferred Stock and a series of 16,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of
1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.



     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 23rd day of September, 1981.

                                          P. H. GLATFELTER COMPANY
                                       ----------------------------------------
                                                 (NAME OF CORPORATION)

                                By:       [SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                                      (SIGNATURE)

                                          EXECUTIVE VICE PRESIDENT
                                       ----------------------------------------
                                       (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)



Attest:

  /S/ SAMUEL L. COZZENA
- ------------------------------------------
         (SIGNATURE)

  SECRETARY
- -------------------------------------------
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                    Filed this 4th day of
                                                               ---       -----
                                                    October              1982
                                                    --------------------
APPLICANTS ACCT NO                                  Commonwealth of Pennsylvania
                                                    Department of State

DSCB BCI--709 (Rev. 8-73)   ----------------------
                             (Line for numbering)

Statement of Reduction    COMMONWEALTH OF PENNSYLVANIA
of Authorized Shares--        DEPARTMENT OF STATE
Domestic Business Corporation CORPORATION BUREAU  Secretary of the Commonwealth
- --------------------------------------------------------------------------------
                                                     (Box for Certification)

     In compliance with the requirements of section 709 of the Business
Corporation: Law, act of May 5, 1933                  (15 P. S. (S)1709), the
undersigned corporation, desiring to effect a reduction in its authorized shares, does hereby certify that:

1. The name of the corporation is:

          P.H. GLATFELTER COMPANY
- --------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):


- --------------------------------------------------------------------------------
     (NUMBER)                                                 (STREET)

  SPRING GROVE                       PENNSYLVANIA              17362
- --------------------------------------------------------------------------------
      (CITY)                             (STATE)             (ZIP CODE)

3. The aggregate number of shares which the corporation had authority to issue is: 12,060,500 shares divided into two classes consisting of (a) 60,500 shares of Preferred Stock of the par value of $50 each (of which class a series of 4,500 shares is designated as 4-1/2% Cumulative Preferred Stock and a series of 16,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of
1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.

4. (Check, and if appropriate, complete one or more of the following):

    [X]     The provisions of the Articles of the corporation prohibiting the reissue of the shares to which this statement relates are as follows:

    "Preferred Stock of any series purchased or redeemed by the use of sinking fund moneys or purchased or redeemed otherwise than by the use of sinking fund moneys and applied by the Company as a credit against sinking fund payments, shall be cancelled and shall not be reissued."

     The Company has applied 500 shares of its 4-1/2% Cumulative Preferred
Stock and 1,000 shares of its 4-5/8% Cumulative Preferred Stock, Series of 1955, as a credit against sinking fund requirements and has cancelled such shares.

     [_] The shares to which this statement relates have been acquired on conversion thereof into or exchange thereof for other shares of the corporation.

     [_] The resolution of the board of directors directing the reduction in authorized shares to which this statement relates is set forth in Exhibit A attached hereto and made a part hereof.

     [_] The resolution of the shareholders approving the reduction in authorized shares to which this statement relates is set forth in Exhibit B attached hereto and made a part hereof. At the time of the action of shareholders:
        (i) The total number of shares outstanding was:

- --------------------------------------------------------------------------------

       (ii) The number of shares entitled to vote was:

- --------------------------------------------------------------------------------

     In the action taken by the shareholders:

      (iii) The number of shares voted in favor of the reduction was:

- --------------------------------------------------------------------------------

       (iv) The number of shares voted against the reduction was:

- --------------------------------------------------------------------------------

5. The number of shares which the corporation has authority to issue after giving effect to such reduction is:

   12,059,000 shares divided into two classes consisting of (a) 59,000 shares of Preferred Stock of the par value of $50 each (of which class a series of 4,000 shares is designated as 4-1/2% Cumulative Preferred Stock and a series of 15,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of 1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 2nd day of August, 1982.

                                            P. H. GLATFELTER COMPANY
                                      ---------------------------------------
                                              (NAME OF CORPORATION)

                              By:          (Signature Appears Here)
                                      ---------------------------------------
                                                 (SIGNATURE)

                                      Executive Vice President, Treasurer &
                                      Chief Financial Officer
                                      ---------------------------------------
                                      (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

     (Signature Appears Here)
- ---------------------------------------------
           (Signature)

Secretary and Assistant Treasurer
- ---------------------------------------------
(TITLE, SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                  83491699
                        -----------------------------
                            (Line for numbering)

                     140599
                        COMMONWEALTH OF PENNSYLVANIA
                             DEPARTMENT OF STATE
                             CORPORATION BUREAU

APPLICANT'S ACC'T NO.                              Filed this 12th day of
                                                   August, 1983
DSCB:BCL -- 709 (Rev. 8-72)                        Commonwealth of Pennsylvania
                                                   Department of State
Filing Fee: $40
AB-2                                               /s/ William R. Davis

Statement of Reductions                            Secretary of the Commonwealth
of Authorized Shares --
Domestic Business Corporation
- --------------------------------------------------------------------------------
                                                 (Box for Certification)   vod
     In compliance with the requirements of section 709 or the Business Corporation Law, act of May 5, 1933 (P. L. 364)(15 P. S. (S)1709), the undersigned corporation, desiring to effect a reduction in its authorized shares, does hereby certify that:

1.  The name of the corporation is:

                          P. H. GLATFELTER COMPANY
- --------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

- --------------------------------------------------------------------------------
        (Number)                                           (Street)

       Spring Grove,                      Pennsylvania     17362
- --------------------------------------------------------------------------------
        (City)                                           (Zip Code)

3. The aggregate number of shares which the corporation had authority to issue is: 12,059,000 shares divided into two classes consisting of (a) 59,000 shares of Preferred Stock of the par value of $50 each (of which class a series of 4,000 shares is designated as 4-1/2% Cumulative Preferred Stock and a series of 15,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of 1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.



4.  (Check, and if appropriate, complete one or more of the following):

       [X] The provisions of the Articles of the corporation prohibiting the reissue of the shares to which this statement relates are as follows:

          "Preferred Stock of any series purchased or redeemed by the use of sinking fund moneys or purchased or redeemed otherwise than by the use of sinking fund moneys and applied by the Company as a credit against sinking fund payments, shall be cancelled and shall not be reissued."

   The Company has applied 500 shares of its 4-1/2% Cumulative Preferred Stock and 1,000 shares of its 4-5/8% Cumulative Preferred Stock, Series of 1955, as a credit against sinking fund requirements and has cancelled such shares.

     [ ] The shares to which this statement relates have been acquired on conversion thereof into or exchange thereof for other shares of the corporation.

     [ ] The resolution of the board of directors directing the reduction in authorized shares to which this statement relates is set forth in Exhibit A attached hereto and made a part hereof.

     [ ] The resolution of the shareholders approving the reduction in authorized shares to which this statement relates is set forth in Exhibit B attached hereto and made a part hereof. At the time of the action of shareholders:

        (i)  The total number of shares outstanding was:


- --------------------------------------------------------------------------------

        (ii)  The number of shares entitled to vote was:


- --------------------------------------------------------------------------------

     In the action taken by the shareholders:

        (iii)  The number of shares voted in favor of the reduction was:


- --------------------------------------------------------------------------------

        (iv)  The number of shares voted against the reduction was:


- --------------------------------------------------------------------------------

5. The number of shares which the corporation has authority to issue after giving effect to such reduction is:

12,057,500 shares divided into two classes consisting of (a) 57,500 shares of Preferred Stock of the par value of $50 each (of which class a series of 3,500 shares is designated as 4-1/2% Cumulative Preferred Stock and a Series of 14,000 shares is designated as 4-5/8% Cumulative Preferred Stock, Series of
1955); and (b) 12,000,000 shares of Common Stock of the par value of $2.50 each.



IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 29th day of July, 1983.

                                             P.H. GLATFELTER COMPANY
                                            ---------------------------------
                                                  (NAME OF CORPORATION)

                                       By:  (SIGNATURE APPEARS HERE)
                                            ---------------------------------
                                                       (SIGNATURE)

                                             Executive Vice President
                                            ---------------------------------
                                            (TITLE PRESIDENT, VICE PRESIDENT,
                                                           ETC.)

Attest:

  (SIGNATURE APPEARS HERE)
- -----------------------------
        (SIGNATURE)

Secretary and Asst. Treasurer
- -----------------------------
 (TITLE SECRETARY, ASSISTANT
      SECRETARY, ETC.)

(CORPORATE SEAL)